Exhibit 99.1

COMSTOCK FUELS COMPLETES FINANCING WITH MARATHON PETROLEUM

OKLAHOMA CITY, OKLAHOMA – FEBRUARY 28, 2025 – Comstock Inc. (NYSE: LODE) today announced a new investment and strategic collaboration with Marathon Petroleum Corporation (NYSE: MPC) to advance its lignocellulosic biomass refining solutions to commercial maturity. Comstock Fuels Corporation (“Comstock Fuels”), a subsidiary of Comstock Inc., has entered into a series of definitive agreements with subsidiaries of Marathon Petroleum Corporation (“Marathon”), involving the purchase of $14,000,000 in Comstock Fuels equity (“Investment”).

The Investment includes $1,000,000 in cash and $13,000,000 in payment-in-kind assets (“Payment-In-Kind Assets”) by Marathon, comprised of equipment, related intellectual properties, and other materials located at a Marathon renewable fuel demonstration facility in Madison, Wisconsin (“Madison Facility”). Comstock Fuels will use the Madison Facility to increase Comstock Fuels’ current pilot production capabilities in Wausau, Wisconsin.

Comstock Fuels’ advanced lignocellulosic biomass refining solutions are designed to align with oil producers by converting massive supplies of historically inaccessible biomass feedstock into “drop-in” hydrocarbon fuels for use in existing petroleum-based infrastructure.

Most current forms of renewable fuel draw from the same pool of conventional feedstocks, including corn, soy and various vegetable oils in the U.S., and the entire universe of those feedstocks only represents a tiny fraction of the domestic fuel demand. In contrast, the U.S. Department of Energy has previously estimated that America can produce upwards of one billion tons per year of biomass for conversion into fuel. That’s enough untapped feedstock to produce more than 3 billion barrels of fuel per year with Comstock Fuels’ refining solutions.

“We’re excited to collaborate with Marathon’s team as we work to integrate the Madison Facility and advance our unique renewable fuels technology to commercial maturity,” said Kevin Kreisler, Comstock Fuels’ chief technology officer.

The transaction documents included Comstock Fuels’ board observation rights for Marathon and reiterated the parties’ commitment to finalize an offtake agreement, joint development agreement, and warrant agreement on or before May 31, 2025.

Additional information on the transaction documents is available online in Comstock’s February 28, 2025, Current Report on Form 8-K.

About Comstock Fuels Corporation

Comstock Fuels Corporation (“Comstock Fuels”) delivers advanced lignocellulosic biomass refining solutions that set industry benchmarks for production of cellulosic ethanol, gasoline, renewable diesel, sustainable aviation fuel (“SAF”), and other renewable Bioleum™ fuels, with extremely low carbon intensity scores of 15 and market-leading yields of up to 140 gallons per dry metric ton of feedstock (on a gasoline gallon equivalent basis, or “GGE”), depending on feedstock, site conditions, and other process parameters. Comstock Fuels additionally holds the exclusive rights to intellectual properties developed by Hexas Biomass Inc. (“Hexas”) for production of purpose grown energy crops in liquid fuels applications with proven yields exceeding 25 to 30 dry metric tons per acre per year. The combination of Comstock Fuels’ high yield Bioleum refining platform and Hexas’ high yield energy crops allows for the production of enough feedstock to produce upwards of 100 barrels of fuel per acre per year, effectively transforming marginal agricultural lands with regenerative practices into perpetual “drop-in sedimentary oilfields” with the potential to dramatically boost regional energy security and rural economies.

Comstock Fuels plans to contribute to domestic energy dominance by directly building, owning, and operating a network of Bioleum Refineries in the U.S. to produce about 200 million barrels of renewable fuel per year by 2035, starting with its planned first 400,000 barrel per year commercial demonstration facility in Oklahoma. Comstock Fuels also licenses its advanced feedstock and refining solutions to third parties for additional production in the U.S. and global markets, including several recently announced and other pending projects. To learn more, please visit www.comstockfuels.com.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies that are deployable across entire industries to contribute to energy abundance by efficiently extracting and converting under-utilized natural resources, such as waste and other forms of woody biomass into renewable fuels, and end-of-life electronics into recovered electrification metals. Comstock’s innovations group is also developing and using artificial intelligence technologies for advanced materials development and mineral discovery for sustainable mining. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries or questions:

Colby Korsun

Comstock Fuels Corporation

fuels@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.